Intangibles and Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Amortizable intangible assets:
Amortizable intangible assets, net of accumulated amortization	$ 6,231	$ 7,146
Other assets:
Financing costs, net of accumulated amortization of $8.2 million on December 31, 2012, and $16.1 million on December 31, 2011	33,909	24,093
Deferred major repair	17,473	12,294
Replacement parts, net	3,679	4,257
Loan to affiliate	23,305	23,305
Restricted cash	3,454	3,560
Other	10,601	6,822
Total other assets	92,421	74,331
Intangibles and other assets	116,432	102,950
Trademarks
Unamortizable intangible assets:
Trademarks	17,780	21,473
Customer Relationships
Amortizable intangible assets:
Amortizable intangible assets, net of accumulated amortization	5,820	6,620
Patents
Amortizable intangible assets:
Amortizable intangible assets, net of accumulated amortization	$ 411	$ 526